UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2016

FIRST ASIA HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Canada

(State of Incorporation)

000-30801

(Commission File No.)

N/A

(IRS Employer Identification No.)

Room A, 19/F

First Asia Tower

8 Fui Yiu Kok Street

Tsuen Wan, Hong Kong

(Address of principal executive offices)

Registrant's Telephone Number, including area code: 852-21519512

Suite 823-825, 8/F Ocean Center,

Harbour City, 5 Canton Road

Tsim Sha Tsui

Kowloon, Hong Kong

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule l 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8 OTHER MATTERS

Change of business address and telephone number

The business address of the Company has been changed to Room A, 19/F, First Asia Tower, 8 Fui Yiu Kok Street, Tsuen Wan, New Territmies, Hong Kong with effect from November 11, 2016. On the same date, the telephone number of the Company has been changed to (852) 21519512.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ASIA HOLDINGS LIMITED

Date: November 14, 2016

/s/ Luk Lai Ching Kimmy

Ms Luk Lai Ching Kimmy

Chairman and Director

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